UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2026

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55778	47-1436295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Moody National Companies

9655 Katy Freeway, Suite 600

Houston, TX 77024

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Effective March 6, 2026, Moody National REIT II, Inc. (the “Company”) sold, transferred and disposed of all of its right to and ownership of (i) the hotel referred to as the Hampton Inn Austin/Airport Area South, located in Austin, Texas, (ii) the hotel referred to as the Hampton Inn Houston I-10W Energy Corridor, located in Houston, Texas, and (iii) the hotel referred to as the Hyatt Place North Charleston, located in North Charleston, South Carolina (collectively, the “Hotels”), to Moody EC Development, LLC, a Texas limited liability company affiliated with the Company’s sponsor and adviser (the “Buyer”), for an aggregate purchase price of $18,850,000 (the “Purchase Price”). The Purchase Price included the assumption by the Buyer of aggregate outstanding debt secured by the Hotels of approximately $18.05 million. The balance of the Purchase Price in excess of the debt assumed as part of the transfers of the Hotels will be credited to the balance owed by the Company under a series of loans made to the Company by Moody National Capital, LLC, an affiliate of the Company (the “Related Party Notes”). The remaining balance on the Related Party Notes owed by the Company to Moody Capital will be more than $20,000,000.

The foregoing description of the sale of the Hotels does not purport to be complete and is qualified in its entirety by reference to the text of the Membership Interest Purchase Agreement, dated March 5, 2026, by and among the Buyer, the Company and the other parties thereto, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated March 5, 2026, by and among Moody EC Development, LLC, Moody National REIT II, Inc., Moody National Operating Partnership II, LP, and MN REIT II TRS, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 13, 2026	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President